UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska		68102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 444-1630

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On July 16, 2019, America First Multifamily Investors, L.P. (the “Partnership”) entered into amendments to its Series M-024 and M-033 Tax-Exempt Bond Securitization (“TEBS”) programs (“TEBS Financing(s)”) with the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The amendments resulted in a conversion from variable interest rates to fixed interest rates for its M-024 and M-033 TEBS Financings.  In addition, the Partnership extended the term of its M-024 and M-033 TEBS Financings to May 15, 2027 and September 15, 2030, respectively.

The M-024 and M-033 TEBS Financings each represent the securitization of seven of the Partnership’s mortgage revenue bonds (the “Bonds”). Under the terms of the M-024 and M-033 TEBS Financings, the Partnership transferred the Bonds to ATAX TEBS I, LLC, and ATAX TEBS III, LLC, special purpose entities controlled by the Partnership (the “Sponsor(s)”).  The Sponsors then securitized the assets by transferring the Bonds to Freddie Mac in exchange for tax-exempt Class A and Class B Freddie Mac Multifamily Certificates for each respective series (collectively the “TEBS Certificates”) issued by Freddie Mac.  The TEBS Certificates represent beneficial interests in the securitized assets held by Freddie Mac.

The Class A TEBS Certificates have been credit-enhanced by Freddie Mac and have been remarketed through a placement agent to unaffiliated investors. The fixed rate of interest to be paid on the M-024 Class A Certificates is equal to 2.30% per annum plus certain credit enhancement and servicing fees (“the Facility Fees”).  As of closing, the total Facility Fees were approximately 0.75% per annum, resulting in a total stated interest rate of the M-024 TEBS Financing of approximately 3.05% per annum.  The fixed rate of interest to be paid on the M-033 Class A Certificates is equal to 2.65% per annum plus certain Facility Fees.  As of closing, the total Facility Fees were approximately 0.59% per annum, resulting in a total stated interest rate of the M-033 TEBS Financing of approximately 3.24% per annum.

The holders of the M-024 and M-033 Class A TEBS Certificates are entitled to receive regular payments of interest from Freddie Mac at a fixed rate, which will be made prior to any payments of interest on the Class B TEBS Certificates held by the Sponsor.  As the holder of the Class B TEBS Certificates, the Sponsors are not entitled to receive interest payments on the Class B TEBS Certificates at any particular rate, but will be entitled to all payments of principal and interest on the assets held by Freddie Mac after payment of principal and interest due on the Class A M-024 and M-033 TEBS Certificates and payment of the Facility Fees and expenses associated with the respective TEBS Financings.

The amount of the remarketed M-024 Class A TEBS Certificates is approximately $41.1 million and the M-024 Class B TEBS Certificates, with a total value of approximately $20.3 million, were retained by the Sponsor.  The amount of the remarketed M-033 Class A TEBS Certificates is approximately $31.6 million and the M-033 Class B TEBS Certificates, with a total value of approximately $21.1 million, were retained by the Sponsor.

To accomplish the extensions of maturities and conversions to fixed interest rates, Freddie Mac and the Partnership amended the Series Certificate Agreements which created the TEBS Financings.   The amendments were mostly technical, relating to the conversion to fixed interest rates, the elimination of remarketing the Class A Certificates and Freddie Mac’s obligation to purchase the Class A Certificates either on demand or in the event of a failed remarketing.  The amendments to the Series M-033 Series Certificate Agreement also specifies that the Partnership has the option of terminating the M-033 TEBS Financing on June 1, 2030.   The Partnership and Freddie Mac also amended the Bond Exchange Reimbursement, Pledge and Security Agreement for each TEBS Financing to eliminate the Partnership’s obligation to purchase interest rate caps, in addition to making technical changes.

In addition, the full text of the Bond Exchange, Reimbursement, Pledge and Security Agreement by and between ATAX TEBS I, LLC and Federal Home Loan Mortgage Corporation, dated September 1, 2010, and the Series Certificate Agreement by and between Federal Home Loan Mortgage Corporation, in its corporate capacity, and Federal Home Loan Mortgage Corporation, in its capacity as Administrator, dated September 1, 2010 with respect to Freddie Mac Multifamily Variable Rate Certificates Series M024, which are attached as Exhibits 10.27 and 10.28, respectively, to the Annual Report on Form 10-K filed by the Partnership with the SEC on February 28, 2019, are incorporated by reference herein.

In addition, the full text of the Bond Exchange, Reimbursement, Pledge and Security Agreement dated July 1, 2015 between the Federal Home Loan Mortgage Corporation and ATAX TEBS III, LLC, and the Series Certificate Agreement dated July 1, 2015 between the Federal Home Loan Mortgage Corporation, in its corporate capacity, and the Federal Home Loan Mortgage Corporation, in its capacity as administrator, which are attached as Exhibits 10.3 and 10.4, respectively, to the Current Report on Form 8-K filed by the Partnership with the SEC on July 16, 2015, are incorporated by reference herein.

On July 22, 2019, the Partnership issued a press release announcing amendments to the TEBS Financings, a copy of which is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the TEBS Financings is hereby incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit No.	Description
10.1

First Amendment to Bond Exchange, Reimbursement, Pledge and Security Agreement dated July 16, 2019 between Federal Home Loan Mortgage Corporation and ATAX TEBS I, LLC relating to Freddie Mac Multifamily M Certificates Series M-024.

10.2

Bond Exchange, Reimbursement, Pledge and Security Agreement by and between ATAX TEBS I, LLC and Federal Home Loan Mortgage Corporation, dated September 1, 2010 (incorporated herein by reference to Exhibit 10.27 to Form 10-K (No. 000-24843), filed by the Partnership on February 28, 2019).

10.3

First Supplement to Series Certificate Agreement dated July 16, 2019 by and between Federal Home Loan Mortgage Corporation, in its corporate capacity, and the Federal Home Loan Mortgage Corporation, in its capacity as administrator, relating to Freddie Mac Multifamily M Certificates Series M-024.

10.4

Series Certificate Agreement by and between Federal Home Loan Mortgage Corporation, in its corporate capacity, and Federal Home Loan Mortgage Corporation, in its capacity as Administrator, dated September 1, 2010 with respect to Freddie Mac Multifamily Variable Rate Certificates Series M024 (incorporated herein by reference to Exhibit 10.28 to Form 10-K (No. 000-24843), filed by the Partnership on February 28, 2019).

10.5

First Amendment to Bond Exchange, Reimbursement, Pledge and Security Agreement dated July 16, 2019 between Federal Home Loan Mortgage Corporation and ATAX TEBS III, LLC relating to Freddie Mac Multifamily M Certificates Series M-033.

10.6

Bond Exchange, Reimbursement, Pledge and Security Agreement dated July 1, 2015 between the Federal Home Loan Mortgage Corporation and ATAX TEBS III, LLC (incorporated herein by reference to Exhibit 10.3 to Form 8-K (No. 000-24843), filed by the Partnership on July 16, 2015).

10.7

First Supplement to Series Certificate Agreement dated July 16, 2019 by and between Federal Home Loan Mortgage Corporation, in its corporate capacity, and the Federal Home Loan Mortgage Corporation, in its capacity as administrator, relating to Freddie Mac Multifamily M Certificates Series M-033.

10.8

Series Certificate Agreement dated July 1, 2015 between the Federal Home Loan Mortgage Corporation, in its corporate capacity, and the Federal Home Loan Mortgage Corporation, in its capacity as administrator (incorporated herein by reference to Exhibit 10.4 to Form 8-K (No. 000-24843), filed by the Partnership on July 16, 2015).

99.1	Press Release dated July 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Dated: July 22, 2019	By:	/s/ Craig S. Allen
Printed: Craig S. Allen
Title: Chief Financial Officer